UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Tilson Investment Trust

(Exact name of registrant as specified in charter)

145 East 57th Street, 10th Floor, New York, New York 10022

(Address of principal executive offices)  (Zip code)

A. Vason Hamrick

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

Item 1.	Reports to Stockholders.

Semi-Annual Report 2009

April 30, 2009

(Unaudited)

Tilson Focus Fund

Tilson Dividend Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Tilson Focus Fund and the Tilson Dividend Fund (individually, the “Fund” and collectively, the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. The Funds’ shares are not deposits or obligations of, or guaranteed by, any depository institution. The Funds’ shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

Distributor: Capital Investment Group, Inc., 17 Glenwood Ave, Raleigh, NC 27603, Phone 1-866-515-4626.

Statements in this semi-annual report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, including, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk. More information about these risks and other risks can be found in the Funds’ prospectus.When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option's strike price.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.tilsonmutualfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.tilsonmutualfunds.com or by calling Shareholder Services at 1-888-4TILSON (1-888-484-5766). The prospectus should be read carefully before investing.

Stated performance in the Funds was achieved at some or all points during the period by reimbursing part of the Funds’ total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Semi-Annual Report was first distributed to shareholders on or about June 29, 2009.

For More Information on your Tilson Mutual Funds:

See Our Web site @ www.tilsonmutualfunds.com

or

Call Our Shareholder Services Group Toll-Free at 1-888-4TILSON, 1-888-484-5766

June 29, 2009

Dear Tilson Focus Fund and Tilson Dividend Fund investors:

In the first half of the 2009 fiscal year, for the six-month period ending on April 30, 2009, the Tilson Focus Fund had produced a total return of -3.54%, versus a -6.97% return over the same period for its benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap), while the Tilson Dividend Fund produced a total return of 11.51% versus a -23.17% return over the same period for its benchmark, the Dow Jones U.S. Select Dividend Total Return Index.

For the cumulative period since the Funds’ inception on March 16, 2005, the Tilson Focus Fund returned an annualized -6.15% return versus a -4.71% annualized return over the same period for its benchmark, while the Tilson Dividend Fund reported an annualized 2.14% return versus the

-8.51% annualized return over the same period for its benchmark.

(For the Funds’ most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com. Note that the net asset value (NAV) of both Funds at inception on March 16, 2005 was $10.00.)

Average Annual Total Returns Period Ended April 30, 2009	Past 6 Months	Past 1 Year	Past 3 Years	Since Inception*
Tilson Focus Fund	-3.54%	-25.50%	-10.82%	-6.15%
Dow Jones Wilshire 5000 (Full Cap) Index	-6.97%	-34.38%	-10.54%	-4.71%
Tilson Dividend Fund	11.51%	-15.03%	-2.29%	2.14%
Dow Jones Select Dividend Index	-23.17%	-37.01%	-14.15%	-8.51%

Performance shown is for the period ended April 30, 2009. The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Funds, including performance data current to the Funds' most recent month-end, please visit www.tilsonmutualfunds.com. A 2% redemption fee is charged upon redemption of either Fund's shares occurring within one year of the issuance of such shares. The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

*The Funds’ inception date is March 16, 2005.

Total Annual Operating Expenses Period Ended April 30, 2009	Net Expense Ratio	Gross Expense Ratio
Tilson Focus Fund	1.59%	3.16%
Tilson Dividend Fund	1.95%	3.94%

Gross expense ratio is from the Funds' prospectus dated March 2, 2009. The net expense ratio reflects a contractual expense limitation that continues through October 31, 2009. Thereafter, the expense limitation may be changed or terminated at any time. Performance would have been lower without this expense limitation.

Subsequent Performance

Both Funds continued their strong performance in May: the Tilson Focus Fund rose 10.33% vs. 5.23% for the Dow Jones Wilshire 5000 (Full Cap) Index, while the Tilson Dividend Fund rose 6.61% vs. 2.57% for the Dow Jones Select Dividend Index.

Conference Call

During difficult times, we think it’s even more important to communicate with our investors, so we’ve scheduled a conference call at noon EST on Tuesday, July 21st. To join the call, simply dial (712) 432-1601 and enter this access code: 1023274#. There will be a few minutes of opening remarks and then the managers of both Funds will be available to answer questions. We plan to make a summary of the call available afterward on our web site at www.tilsonmutualfunds.com.

Tilson Focus Fund

[This section is written by Whitney Tilson and Glenn Tongue, the co-managers of the Tilson Focus Fund.]

Our Fund has rallied strongly from its lows of early March, but it still has a ways to go to recover from the prior year-and-a-half of truly dreadful performance – by far the worst of our careers. The fact that it has coincided with the worst stock market downturn since the Great Depression is no excuse. We understand our job is to not only to attempt to make money during good times, but also try to protect our assets during the bad times.

As bearish as we’ve been for over a year, we still underestimated this economic crisis, which is unlike any we’ve experienced in our lifetimes. It seems clear that this is the most severe economic downturn since the Great Depression (though we don’t think things will get anywhere near that bad – let’s call it the Great Recession). As a result, it’s hard to imagine either corporate earnings or the multiples investors are willing to place on those earnings going up substantially for quite some time. Thus, in spite of the devastation visited on equity markets over the past year, we do not think a sustained, meaningful comeback in overall share prices over the next year or two is likely.

That said, we think a severe, extended economic downturn is priced into the market, so we don’t think more major market declines are likely either. As Warren Buffett wrote in his 2008 annual letter (available on the Berkshire Hathaway web site), “the economy will be in shambles throughout 2009 – and, for that matter, probably well beyond – but that conclusion does not tell us whether the stock market will rise or fall.”

Stocks certainly appear cheap, but that doesn’t make it an easy time to invest. Many value investors, ourselves included, have lost money buying stocks that appeared attractive based on a low multiple of earnings or book value – and then seen the earnings or book value disappear thanks to the terrible macro environment. Oaktree Capital Management chairman Howard Marks captured the dilemma nicely in his January 9th memo entitled “The Long View”:

In my opinion, there are two key concepts that investors must master: value and cycles. For each asset you're considering, you must have a strongly held view of its intrinsic value. When its price is below that value, it's generally a buy. When its price is higher, it's a sell. In a nutshell, that's value investing.

But values aren't fixed; they move in response to changes in the economy. Thus, cyclical considerations influence an asset's current value. Value depends on earnings, for example, and earnings are shaped by the economic cycle and the price being charged for liquidity.

We tend to agree with Marks, who has argued that there are three stages of a bear market. In the first stage, just a few prudent investors recognize that the still-prevailing bullishness is likely to be unfounded, he says. In the second stage, the market drifts down in an orderly fashion. By the third stage, everyone is convinced things can only get worse, volatility increases sharply, and the collective herd exits.

Marks pegged October 2008 as the point at which the current bear market entered its third phase. As he said at the time in his October 16, 2008 memo, “The Limits to Negativism”: “That doesn’t mean [the market] can’t decline further, or that a bull market’s about to start. But it does mean the negatives are on the table, optimism is thoroughly lacking, and the greater long-term risk probably lies in not investing.”

In our view, the most likely scenario is that the markets muddle along, trading up and down within a range, for quite some time. This is the type of environment when good stock picking, rooted in company- and industry-specific analyses, will shine – in contrast to the past year and a half, when portfolio positioning and industry exposure mattered far more than bottoms-up analysis.

If we’re right, this is great news for us, as we are finding the greatest number of cheap stocks in our careers (though they are fewer now that the markets have risen substantially from their lows of early March). While we profess no great insight into calling the bottom of the market, we have never had such a strong belief that with patience and perseverance we will be well rewarded by the stocks we own at current prices.

We won’t be greedy, however. In light of our macro concerns, we are now generally quicker to take profits on winning positions. Historically, we would try to buy 60-cent dollars (i.e., stocks trading at a 40% discount to our estimate of intrinsic value) and sell 90-cent dollars, but today those numbers are more likely to be buying 30-cent dollars and selling 75-cent dollars. This is not a market in which to be holding out for the last dollar of value.

To summarize, despite the carnage in the market, this is by far the most difficult investing environment we’ve ever encountered, one filled with both peril and promise, because the range of potential outcomes – for the economy and for individual companies – is so wide.

Why Not Wait for a Sunny Day?

In early March, our Fund was down more than 20% in 2009 and, following the terrible year in 2008, we were feeling enormous pressure – to some extent from ourselves and certainly from some of our investors – to become traders rather than the long-term-oriented value investors that we are, or to at least go to cash or a market-neutral position until the outlook was more certain. “There will be plenty of time to get back into the market once things stabilize – and that’s not going to happen for a long time,” we were told.

Fortunately, we have unshakable conviction in our approach to investing and, to the extent it’s not working, it’s usually because we’ve made decisions that go against us – in which case, the solution is to learn from our mistakes and fix them rather than abandoning a proven, timeless investment strategy.

In early March, as the market crashed to a level more than 50% below its October 2007 peak, we addressed the pressure we felt and our response to it in our new book, More Mortgage Meltdown: 6 Ways to Profit in These Bad Times (discussed below). Here is an excerpt from pages 127-129:

Why Not Go to Cash?

Having suffered along with almost all other investors during the severe market decline that began in September 2008 (which showed no signs of abating by early March 2009), we’ll admit to having two feelings just about every day that we suspect are widely shared by other investors: First, we berate ourselves for being such idiots for not having foreseen the meltdown and gone to 100 percent cash or at least fully hedging our long positions. How did we miss something that seems 100 percent obvious (with the benefit of hindsight, of course, which is always 20/20)? Second, we want to stop the pain – and it’s very painful losing money seemingly every day, month after month, especially when it’s not only your own money but, more importantly, also the savings of many friends and family members who have put their trust in you.

There’s an easy way to stop the pain and prevent future losses, of course: sell everything and sit in cash until the situation stabilizes and stocks have started to recover. Surely there will be plenty of time to get back in, right? This is the approach being taken by more and more investors every day, which is contributing to the market meltdown. But while we certainly wish we’d been smart enough to do this many months ago, it’s not what we’re doing today. Why? There are two reasons.

First, when we look at our portfolio and evaluate every stock we own, trying to find something to sell, we can’t find a single appropriate candidate. For each stock, we’ve carefully evaluated the underlying businesses, come up with what we believe is a conservative estimate of its intrinsic value (making no optimistic assumptions; we think the economy will be in dire straits for the foreseeable future), and then compared this value to the current stock price. In each case, the stock is trading at a huge discount – anywhere from 35 percent to 80 percent – to its intrinsic value.

Benjamin Graham, widely considered to be the father of value investing (he taught Warren Buffett), once said, “In the short run, the market is a voting machine but in the long run it is a weighing machine.” By this, he means that over short periods of time stocks can trade almost anywhere depending on the whims, fear, and greed of investors, but over time they will trade based on the earnings and financial fundamentals of the underlying businesses. We’re convinced that the market today (early March 2009) has become almost entirely a voting machine. We’re also convinced that someday – we can’t predict when – it will again become a weighing machine, and we will be well rewarded for our patience.

One might agree with this, but still want to sit in cash until the market stops acting like a voting machine, so why don’t we recommend this approach? Warren Buffett and Seth Klarman provide the answer. Buffett writes:

Let me be clear on one point: I can’t predict the short-term movements of the stock market. I haven’t the faintest idea as to whether stocks will be higher or lower a month – or a year – from now. What is likely, however, is that the market will move higher, perhaps substantially so, well before either sentiment or the economy turns up. So if you wait for the robins, spring will be over...

Today people who hold cash equivalents feel comfortable. They shouldn’t. They have opted for a terrible long-term asset, one that pays virtually nothing and is certain to depreciate in value...

Those investors who cling now to cash are betting they can efficiently time their move away from it later. In waiting for the comfort of good news, they are ignoring Wayne Gretzky’s advice: “I skate to where the puck is going to be, not to where it has been.” [New York Times, October 16, 2008]

And Klarman adds:

While it is always tempting to try to time the market and wait for the bottom to be reached (as if it would be obvious when it arrived), such a strategy has proven over the years to be deeply flawed. Historically, little volume transacts at the bottom or on the way back up and competition from other buyers will be much greater when the markets settle down and the economy begins to recover. Moreover, the price recovery from a bottom can be very swift. Therefore, an investor should put money to work amidst the throes of a bear market, appreciating that things will likely get worse before they get better.

It’s a fatalistic attitude – “I fully expect that the stock or mutual/index fund I’m buying today will be lower in the future” – but it’s the only alternative to complete paralysis in this terrible market.

Outlook and Opportunities

We continue to believe that the U.S. economy is in the midst of a severe recession that will be more painful and long-lasting than economists are forecasting. Our best estimate is that GDP will decline for the entire year, be roughly flat in 2010 and then begin growing at a tepid rate.

In light of this dour macro view, we’ve sold or trimmed significantly many of our positions that we owned based on multiple of earnings for the simple reason that, with few exceptions, we are in an environment in which it’s difficult to have confidence in earnings estimates. Instead, most of our portfolio is invested in what we think are better and safer alternatives such as asset plays, turnarounds and special situations. The stocks in our portfolio fall into six broad categories, listed in what we believe to be increasing level of risk:

1) Blue-chips. The stocks of some of the greatest businesses, with strong balance sheets and dominant competitive positions, are trading near their cheapest levels in years – due primarily to the overall market decline and weak economic conditions, rather than any company-specific issues. In this category, we’d put Coca-Cola, McDonald’s, Wal-Mart, Altria, ExxonMobil, Johnson & Johnson, and Microsoft. We currently don’t own a material position in any of these stocks, however, as they’re not as cheap as many other stocks we’re finding.

2) Out of favor blue-chips. A proven way to make money is to buy great companies in the most out-of-favor sectors. Today, these sectors include financials and retailers, and we own Berkshire Hathaway, American Express, Wells Fargo and General Electric. All are great businesses, but their stocks have suffered mightily thanks to the economic downturn.

3) Balance sheet plays. There are many companies trading near or even below net cash on their balance sheets. Examples in our portfolio include dELiA*s and EchoStar. Berkshire may be the best of both worlds: a premier company but also a balance sheet play at today’s prices.

4) Turnarounds. There are countless companies that have gotten clobbered by the economic downturn and are reporting dismal results – with stock prices to match. Investors in those that survive and return to anything close to former levels of profitability are usually well rewarded – but picking these stocks isn’t easy. Among our holdings in this category are Wendy’s, Winn-Dixie, Huntsman, Crosstex, Helix Energy Solutions Group and Resource America.

5) Special situations. This is somewhat of a catch-all category that, for us, includes Sun Microsystems and Contango Oil & Gas.

6) Mispriced options. Every once in a while we take a tiny position in a highly speculative situation – often where the stock price is below $1 – in which there’s a real chance that the outcome is zero, but also a decent chance, in our opinion, of making many multiples of our money. On an expected value basis, therefore, a small portfolio of such investments is attractive. Our holdings include Ambassadors International, Borders Group General Growth Properties, warrants of four SPACs (Special Purpose Acquisition Companies), TravelCenters of America, and PhotoChannel.

Largest Holdings

As of April 30th, our 10 largest holdings, accounting for 55.4% of the Fund’s assets, were:

Position	% of Fund	6-mo. Performance*
1) Stock of Berkshire Hathaway (BRK.B)	8.9%	-20.2%
2) Stock of Resource America (REXI)	8.7%	-13.7%
3) Stock and calls of Huntsman (HUN)	6.9%	-46.9% (+56.0%)
4) Stock of dELiA*s (DLIA)	6.8%	-11.2%
5) Stock of American Express (AXP)	5.1%	-8.3% (+76.4%)
6) Stock of Winn-Dixie (WINN)	4.4%	-23.7%
7) Stock of Wendy’s/Arby’s Group (WEN)	3.8%	+38.1%
8) Stock of Echostar (SATS)	3.7%	-18.5%
9) Stock of Wells Fargo (WFC)	3.6%	-41.2% (+63.8%)
10) Stock of General Electric (GE)	3.5%	-35.2% (+28.9%)
Total:	55.4%

* The first half of the 2009 fiscal year: 11/1/08 through 4/30/09. Note that certain positions were acquired during the first half of the fiscal year, so the actual performance earned by the Fund is in parentheses.

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio.

There were four changes to the top 10 list during the first half of the fiscal year: Crosstex dropped off the list due to the decline in its share price, though we nearly doubled the number of shares we own, and we sold nearly all of our Target, Fairfax and Odyssey Re shares. They were replaced on the top 10 list by American Express, in which we more than doubled the shares we own, and new positions in Huntsman, Wells Fargo and General Electric.

More Mortgage Meltdown

In the first half of our book More Mortgage Meltdown: 6 Ways to Profit in These Bad Times, we explain what we believe happened during the largest asset bubble in history, why we believe it happened, where we believe we are today, and what we believe the future holds. As the title of the book indicates, we still think there’s quite a bit more pain to come, not just in the U.S. mortgage market but also in commercial real estate and many other types of loans. This was not a bubble limited to the U.S. housing market. It was a worldwide debt bubble and its unwinding is going to take many years. In fact, we may be only a third to halfway through the total writedowns and losses that will be taken as a result of this bubble.

The second half of the book is more optimistic, as reflected in the subtitle, 6 Ways to Profit in These Bad Times. It answers the question: “OK, things are lousy and are likely to remain so for a number of years. So what should I do as an investor?” After an introductory chapter that covers the principles of value investing, we analyze six stocks in depth (one chapter each): Berkshire Hathaway, American Express, Resource America, a formerly AAA-rated tranche of a subprime mortgage pool that we purchased last December, MBIA and Wells Fargo. All are positions we hold in our fund with the exception of MBIA.

One might ask why we took the time to write a book during such a difficult environment. We gave this question a great deal of thought before deciding to write the book and ultimately concluded that the process of doing so might help us earn better returns for our investors because it would deepen our understanding of both the housing crisis, which is the main driver of the credit crunch, and the stocks we wrote about.

Having now finished the book, we are certain that our assessment was correct, and there are no better examples of this than American Express and Wells Fargo. To teach something, you really need to know it. We found that writing the American Express and Wells Fargo chapters (and every other chapter) led us to do an even deeper level of analysis and from that came the conviction to more than double our position in American Express and purchase Wells Fargo, both near their lows around $10. As the table above shows, these were extremely profitable decisions as both stocks have soared.

Conclusion

While we are disappointed by our Fund’s recent performance, overall we feel extraordinarily enthusiastic about its prospects going forward. We remain patient and vigilant, enhance our portfolios wherever we can, and believe we are well-positioned for a more favorable environment. Our experience has been that periods of recovery are very rewarding.

Investment in the Tilson Focus Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

Tilson Dividend Fund

[This section is written by Zeke Ashton and Matthew Richey, the co-managers of the Tilson Dividend Fund.]

The Tilson Dividend Fund produced a gain of 11.51% during the six months ending April 30, 2009. Our benchmark, the Dow Jones U.S. Select Dividend Total Return Index, experienced a loss of 23.17% over the same six month period. For the cumulative period since the Fund’s inception on March 16, 2005, the Tilson Dividend Fund produced an annualized return of 2.14% versus the benchmark’s loss of 8.51% annualized over the same period.

After suffering losses each of the past two years, we are gratified to see the Fund begin to rebound this year thanks to the restoration of at least some measure of rationality in equity markets as of April. In our letter from six months ago we stated, “This is a time for owning only the best and the strongest.” That philosophy served us well in helping us to protect capital and outperform our index during this difficult period. Many of the traditional high dividend-paying sectors such as utilities, REITs, and banks – all heavily weighted in our index – were among the hardest hit this past year because their leveraged balance sheets and credit-sensitive business models made them particularly vulnerable to the type of deflationary credit crunch which has ensued. There’s a basic but important lesson from this experience: An attractive dividend is but one piece of the investment selection puzzle.

We own a number of high dividend-paying stocks, yes, but the reason we own them is because they pay great dividends and have a host of other attractive characteristics such as unique assets, enduring competitive advantages, a strong balance sheet, reliable free cash flow, favorably trending fundamentals, and an attractive price relative to our estimate of intrinsic value. It’s this holistic approach to security selection that we believe helps to minimize downside risk. We then overlay income generation through a combination of dividends and/or covered calls. And while we desire to maintain a healthy level of income generation on each and every position in the Fund, our first priorities are always value and capital preservation.

A case in point is how we view Annaly Capital (NYSE: NLY). NLY is our largest position as of this writing, and while it happens to pay a handsome dividend yield of more than 14%, its appeal to us goes much deeper. By way of background, NLY is the nation’s largest publicly traded mortgage REIT. NLY doesn’t originate mortgages; it just invests in them, and only those with AAA credit ratings issued and backed by an agency of the U.S. government. Essentially, NLY borrows at the wholesale lending rate and invests in mortgages at the retail rate, capturing the spread, just like a bank but without all the expenses of owning branches and without the credit risk (assuming one believes the government will back the debt).

NLY holds particular appeal for us now due to the very favorable steep yield curve environment which is allowing NLY to capture record-high levels of spread income, which we think may improve even further as LIBOR rates continue to subside with the calming of the credit markets. We expect the curve to remain steep for as long as the Fed is fighting off the deflationary tide of debt restructuring, and that would appear to be for quite some time. From a valuation perspective, NLY currently trades for less than its March 31, 2009 book value per share of $14.55, and we believe this asset value gives us considerable protection because NLY’s book value approximates liquidation value. Lastly, we believe NLY’s top managers, under the helm of CEO Mike Farrell, are some of the savviest economic minds anywhere, and we very much trust their judgment as stewards of our capital.

Portfolio Update

As of April 30, 2009, the Tilson Dividend Fund was approximately 101% invested in equities, spread across 29 holdings, offset by notional covered call liabilities equal to approximately 5% of the Fund’s assets. Cash and money market funds represented just shy of 4% of the Fund’s assets. The current portfolio has a few new additions, but with significant carry-over of past holdings. At April 30, 2009, our top 10 positions were as follows:

Position	% of Fund
1) Annaly Capital (NLY)	5.9%
2) Costco Wholesale (COST)	5.8%
3) Linn Energy (LINE)	5.4%
4) LabCorp (LH)	5.3%
5) Apple Inc. (AAPL)	5.1%
6) eBay (EBAY)	5.1%

7) Cisco Systems (CSCO)	5.0%
8) Yahoo! Inc. (YHOO)	4.7%
9) DreamWorks Animation (DWA)	4.5%
10) Chesapeake Energy (CHK)	4.4%
Total:	51.1%

Parting Thoughts

In our last letter, we left off by saying, “While recent volatility and panic selling have pushed many of our stocks to prices far lower than we would have ever expected, we also believe that given a reasonable time horizon, most will recover their value in full – and then some.” Indeed, such a rebound has begun, and we want to express our gratitude to each one of you for your patience and perseverance in sticking with us to enjoy this ride back up.

Looking ahead, we’re cautious about an economy that’s still facing significant debt restructuring (i.e., deflation), and therefore our baseline expectation is for a slow economic recovery. We’re also cautious about the long-term implications of running ever-larger fiscal deficits, putting the debt-to-GDP ratio on a disconcerting trajectory. The Fed has reacted decisively with policies aimed at engineering inflation and stimulating the economy, but we’re uncertain to what degree these efforts will succeed, and we’re even further uncertain as to what will be the medium- and long-term unintended consequences of all the monetary and fiscal stimulus being injected. In general, however, we believe the Fund is well positioned against these risks and will continue to benefit from its combination of value, business quality, and income generation.

We thank you for your support and continued confidence in the Tilson Dividend Fund.

Investment in the Tilson Dividend Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

Sincerely yours,

Whitney Tilson and Glenn Tongue Co-Portfolio Managers, Tilson Focus Fund

Zeke Ashton and Matthew Richey Co-Portfolio Managers, Tilson Dividend Fund

An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available by calling the Funds directly at (888) 484-5766. The prospectus should be read carefully before investing.

The Dow Jones Wilshire 5000 Composite Total Return Index (full cap) is an index of 5,000 stocks selected according to a methodology developed and administered by Wilshire Associates. The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the Dow Jones Wilshire 5000 Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

Statements in this letter that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Fund Expenses (Unaudited)______________________________________________________________

Example - As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees for shares redeemed within one year. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tilson Focus Fund Expense Example	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period*
Actual	$1,000.00	$964.60	$7.76
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$7.97

Tilson Dividend Fund Expense Example	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period**
Actual	$1,000.00	$1115.10	$10.23
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$9.74

* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 0.45% (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan). As a result the Fund’s “Total Annual Fund Operating Expense” (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) will be limited to 2.40% (assuming the maximum variable performance-based incentive fee of 1.95% as discussed in more detail in footnote 2) of the Fund’s average daily net assets. The values under “Expenses Paid During Period” are equal to the annualized expense ratio of 1.59% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181 days), then divided by 365 (to reflect the number of days in the current six month period).

** Expenses are equal to the Fund’s annualized expense ratio of 1.95% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181 days), then divided by 365 (to reflect the number of days in the current six month period).

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2009
		Shares	Value (Note 1)

COMMON STOCKS - 86.61%

Consumer Discretionary - 21.71%
*	Ambassadors International Inc	77,496	$28,674
	Barnes & Noble Inc	138	3,605
*	Borders Group Inc	92,895	253,603
*	dELiA*s Inc	267,391	574,891
*	Domino's Pizza Inc	2,796	26,394
	Footstar Inc	57,514	166,790
*	Premier Exhibitions Inc	1,829	1,372
*	Proliance International Inc	716	165
*	Sears Canada Inc	19,407	325,184
*	Sears Holdings Corp	6	375
	Target Corp	1,797	74,144
*	TravelCenters of America LLC	27,738	67,958
	Wendy's/Arby's Group Inc	63,592	317,960
	Whirlpool Corp	200	9,032
			1,850,147
Consumer Staples - 5.81%
	Altria Group Inc	152	2,482
*	American Italian Pasta Co	61	1,918
*	Dr Pepper Snapple Group Inc	5,430	112,455
*	Monterey Gourmet Foods Inc	1,196	1,579
	The Coca-Cola Co	22	947
*	Winn-Dixie Stores Inc	32,808	375,980
			495,361
Energy - 9.80%
	Atlas America Inc	8,236	128,152
	Atlas Pipeline Partners LP	442	1,834
*	Contango Oil & Gas Co	7,175	271,861
	Crosstex Energy Inc	94,608	186,378
	Crosstex Energy LP	31,922	66,078
*	Helix Energy Solutions Group Inc	19,899	180,882
			835,185
Financials - 28.68%
	American Express Co	15,062	379,864
*	Berkshire Hathaway Inc, Cl. B	246	753,990
	Citigroup Inc	59	180
	Discover Financial Services	337	2,740
*a	Fairfax Financial Holdings Ltd	124	32,907
*	General Growth Properties Inc	26,368	16,612
*	GHL Acquisition Corp	1	9

			(Continued)

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2009
			Shares		Value (Note 1)

Financials - (Continued)
*	Leucadia National Corp		867		$18,406
*	Liberty Acquisition Holdings Corp		757		6,646
	Odyssey Re Holdings Corp		569		21,787
	Origen Financial Inc		2,291		1,604
	Resource America Inc, - Cl. A		148,059		734,373
	The Goldman Sachs Group Inc		221		28,398
*	Trian Acquisition I Corp		4		38
	US Bancorp		23		419
	Wells Fargo & Co		15,273		305,613
	Wesco Financial Corp		465		138,988
	Winthrop Realty Trust, REIT		205		1,804
					2,444,378
Health Care - 0.07%
	Johnson & Johnson		115		6,021
					6,021
Industrials - 3.44%
	General Electric Co		23,149		292,835
					292,835

Information Technology - 10.43%
	Broadridge Financial Solutions Inc		8,289		160,392
*	CommScope Inc		253		6,350
*	eBay Inc		6,733		110,893
*	EchoStar Corp		19,993		316,289
	Microsoft Corp		200		4,052
*a	Photochannel Networks Inc		55,679		74,053
*	Sun Microsystems Inc		2,821		25,841
*	Yahoo! Inc		13,384		191,257
					889,127
Materials - 6.67%
	Huntsman Corp		105,666		566,370
	The Dow Chemical Co		143		2,288
					568,658

	Total Common Stocks (Cost $10,596,218)				7,381,712

			Interest	Maturity
		Principal	Rate	Date
PRIVATE MORTGAGE BACKED SECURITY - 3.29%
*	Long Beach Mortgage Loan Trust	1,002,000	5.42%	9/25/2036	280,560

	Total Private Mortgage Backed Security (Cost $350,060)				280,560

					(Continued)

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2009
				Shares	Value (Note 1)

WARRANTS - 1.82%
	*	GHL Acquisition Corp		293,677	$102,787
	*	GLG Partners Inc		8,317	582
	*	Hicks Acquisition Co I Inc		113,924	4,557
	*	Liberty Acquisition Holdings Corp		101,326	30,398
	*	Trian Acquisition I Corp		100,907	17,144

		Total Warrants (Cost $399,140)			155,468

INVESTMENT COMPANIES (Closed-End Funds) - 0.18%
		BlackRock Enhanced Capital and Income Fund Inc		1,148	13,064
		Boulder Growth & Income Fund Inc		440	1,919

		Total Investment Companies (Closed-End Funds) (Cost $13,643)			14,983

INVESTMENT COMPANY (Open-End Fund) - 5.73%
	§	HighMark 100% US Treasury Money Market Fund, 0.02%		488,562	488,562

		Total Investment Company (Open-End Fund) (Cost $488,562)			488,562

Total Value of Investments (Cost $11,847,623) - 97.63%					$8,321,285

Other Assets Less Liabilities - 2.37%					201,951

	Net Assets - 100%				$8,523,236
*	Non-income producing investment.			LLC - Limited Liability Company
§	Represents 7 day effective yield.			LP - Limited Partnership
a	Canadian security (note 2).			REIT - Real Estate Investment Company

		Summary of Investments by Sector
			% of Net
		Sector	Assets	Value
		Consumer Discretionary	21.71%	$1,850,147
		Consumer Staples	5.81%	495,361
		Energy	9.80%	835,185
		Financials	33.79%	2,880,406
		Health Care	0.07%	6,021
		Industrials	3.44%	292,835
		Information Technology	10.43%	889,127
		Materials	6.67%	568,658
		Other	5.91%	503,545
		Total	97.63%	$8,321,285

See Notes to Financial Statements

Tilson Dividend Fund

Schedule of Investments
(Unaudited)

As of April 30, 2009
		Shares	Value (Note 1)

COMMON STOCKS - 92.96%

Consumer Discretionary - 14.46%
*	Chipotle Mexican Grill Inc, Cl. A †	1,300	$105,417
*	Chipotle Mexican Grill Inc, Cl. B	3,300	216,183
*	DreamWorks Animation SKG Inc †	12,000	288,120
*	PF Chang's China Bistro Inc †	9,000	271,620
*	Stamps.com Inc †	5,600	52,416
			933,756
Consumer Staples - 8.51%
	Costco Wholesale Corp †	7,700	374,220
*	Heckmann Corp †	12,700	66,929
	Philip Morris International Inc †	3,000	108,600
			549,749
Energy - 9.80%
	Chesapeake Energy Corp †	14,500	285,795
	Linn Energy LLC	21,000	347,340
			633,135
Financials - 20.03%
	AllianceBernstein Holding LP	16,200	283,824
	Annaly Capital Management Inc, REIT	27,100	381,297
	MVC Capital Inc †	4,800	41,088
	Odyssey Re Holdings Corp †	6,600	252,714
*	PICO Holdings Inc †	5,800	174,000
a	TMX Group Inc	6,000	160,672
			1,293,595
Health Care - 7.34%
*	Laboratory Corp of America Holdings †	5,300	339,995
*π	Syneron Medical Ltd †	19,800	134,046
			474,041
Industrials - 2.55%
	Northrop Grumman Corp	3,400	164,390
			164,390
Information Technology - 26.07%
*	Apple Inc †	2,600	327,158
*	Cisco Systems Inc †	16,600	320,712
*	eBay Inc †	19,800	326,106
*	EMC Corp †	21,500	269,395
	Microsoft Corp †	6,800	137,768
*	Yahoo! Inc †	21,140	302,091
			1,683,230

			(Continued)

Tilson Dividend Fund

Schedule of Investments
(Unaudited)

As of April 30, 2009
			Shares	Value (Note 1)

	Materials - 4.20%
	*a	Seabridge Gold Inc †	13,700	$271,260
				271,260

		Total Common Stocks (Cost $6,141,459)		6,003,156

EXCHANGE TRADED PRODUCT - 2.16%
	*	SPDR Gold Trust †	1,600	139,632

		Total Investment Company (Open-End Fund) (Cost $149,140)		139,632

INVESTMENT COMPANY (Closed-End Fund) - 3.61%
		Prospect Capital Corporation	25,700	233,099

		Total Investment Company (Closed-End Fund) (Cost $206,800)		233,099

INVESTMENT COMPANY (Open-End Fund) - 7.00%
	§	HighMark 100% US Treasury Money Market Fund, 0.02%	452,258	452,258

		Total Investment Company (Open-End Fund) (Cost $452,258)		452,258

LIMITED PURPOSE TRUST - 2.32%
	a	AG Growth Income Fund	7,000	149,430

		Total Limited Purpose Trust (Cost $126,494)		149,430

Total Value of Investments (Cost $7,076,151) - 108.05%				$6,977,575

Liabilities in Excess of Other Assets - (8.05)%				(519,826)

	Net Assets - 100%			$6,457,749

*	Non-income producing investment.
a	Canadian security (note 2).
π	Israel Security (note 2).
†	Portion of security pledged as collateral for call options written.
§	Represents 7 day effective yield.
	LLC - Limited Liability Company
	LP - Limited Partner
	REIT - Real Estate Investment Company

				(Continued)

Tilson Dividend Fund

Schedule of Investments
(Unaudited)

As of April 30, 2009
		Number of	Exercise	Maturity	Value (Note 1)
		Contracts	Price	Date

CALL OPTIONS WRITTEN (note 3)

*	Apple Inc	26	$120.00	1/16/2010	$54,990
*	Chesapeake Energy Corp	70	20.00	7/18/2009	14,000
*	Chipotle Mexican Grill Inc	13	60.00	6/20/2009	28,210
*	Cisco Systems Inc	30	20.00	7/18/2009	3,240
*	Cisco Systems Inc	65	19.00	10/17/2009	15,210
*	Costco Wholesale Corp	25	50.00	10/17/2009	9,475
*	DreamWorks Animation SKG Inc	55	25.00	1/16/2010	18,013
*	eBay Inc	100	17.50	1/16/2010	23,500
*	EMC Corp	75	15.00	1/16/2010	7,500
*	Heckmann Corp	65	5.00	9/19/2009	4,712
*	Laboratory Corp of America Holdings	10	70.00	1/16/2010	3,350
*	Microsoft Corp	68	20.00	1/16/2010	18,632
*	MVC Capital Inc	48	10.00	9/19/2009	3,120
*	Odyssey Re Holdings Corp	10	45.00	11/21/2009	2,075
*	PF Chang's China Bistro Inc	20	25.00	7/18/2009	6,600
*	PF Chang's China Bistro Inc	20	25.00	10/17/2009	15,200
*	PF Chang's China Bistro Inc	40	30.00	7/18/2009	30,400
*	Philip Morris International Inc	30	40.00	1/16/2010	6,150
*	PICO Holdings Inc	25	30.00	10/17/2009	10,125
*	PICO Holdings Inc	33	30.00	7/18/2009	9,900
*	Seabridge Gold Inc	40	15.00	05/19/2009	19,600
*	SPDR Gold Trust	6	100.00	1/16/2010	3,540
*	SPDR Gold Trust	10	110.00	1/16/2010	4,200
*	Stamps.com Inc	56	7.50	1/16/2010	15,540
*	Syneron Medical Ltd	48	15.00	1/16/2010	840
*	Yahoo! Inc	105	17.00	10/17/2009	13,440

Total (Premiums Received $190,936)					$341,562

*	Non-income producing investment

					(Continued)

Tilson Dividend Fund

Schedule of Investments
(Unaudited)

As of April 30, 2009

Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Consumer Discretionary	14.46%	$933,756
Consumer Staples	8.51%	549,749
Energy	9.80%	633,135
Financials	20.03%	1,293,595
Health Care	7.34%	474,041
Industrials	2.55%	164,390
Information Technology	26.07%	1,683,230
Materials	4.20%	271,260
Other	15.09%	974,419
Total	108.05%	$6,977,575

See Notes to Financial Statements

Tilson Funds

Statements of Assets and Liabilities
(Unaudited)
	Focus	Dividend
As of April 30, 2009	Fund	Fund

Assets:
Investments, at cost	$11,847,623	$7,076,151
Investments, at value (note 1)	$8,321,285	$6,977,575
Cash	59,388	1,011
Receivables:
Investments sold	73,515	52,040
Fund shares sold	40,771	22,975
Dividends and interest, at value (note 1)	59,270	1,822
Prepaid expenses
Fund accounting fees	2,381	2,361
Compliance fees	769	678
Other expenses	21,407	18,701
Due from affiliates:
Advisor (note 2)	5,137	4,352

Total Assets	8,583,923	7,081,515

Liabilities:
Call options written, at value (premiums received $190,936)	-	341,562
Payables:
Investments purchased	42,687	274,011
Accrued expenses	18,000	8,193

Total Liabilities	60,687	623,766

Net Assets	$8,523,236	$6,457,749

Net Assets Consist of:
Capital (par value and paid in surplus)	16,224,847	8,149,571
Accumulated net investment loss	(7,208)	(7,336)
Accumulated net realized loss on investments	(4,168,065)	(1,435,326)
Net unrealized depreciation in investments	(3,526,338)	(249,160)

Total Net Assets	$8,523,236	$6,457,749
Shares Outstanding, $0.001 par value (unlimited authorized shares)	1,239,690	762,455
Net Asset Value, Maximum Offering Price and Redemption Price Per Share (a)	$6.88	$8.47

(a)	The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of the fund shares occurring within one year following the issuance of such shares.

See Notes to Financial Statements

Tilson Funds

Statements of Operations
(Unaudited)
	Focus	Dividend
For the six month period ended April 30, 2009	Fund	Fund

Investment Income:
Interest	$11,936	$-
Dividends	104,958	91,463
Foreign withholding tax	(472)	(2,643)

Total Income	116,422	88,820

Expenses:
Advisory fees (note 2)	55,438	41,950
Advisory performance fees (note 2)	(12,779)	-
Administration fees (note 2)	11,902	12,013
Transfer agent fees (note 2)	20,815	13,476
Registration and filing administration fees (note 2)	3,899	3,899
Fund accounting fees (note 2)	13,759	13,668
Compliance services fees (note 2)	3,843	3,843
Custody fees (note 2)	4,508	3,658
Legal fees	11,307	8,703
Audit and tax preparation fees	7,439	7,439
Registration and filing expenses	7,243	7,401
Printing expenses	1,687	1,265
Trustees' fees and meeting expenses	2,753	2,753
Securities pricing fees	1,488	1,984
Other operating expenses	5,702	4,214

Total Expenses	139,004	126,266

Expenses reimbursed by Advisor (note 2)	(79,969)	(71,797)

Net Expenses	59,035	54,469

Net Investment Income	57,387	34,351

Net Realized and Unrealized (Loss) Gain from Investments:
Net realized (loss) gain from:
Investments	(1,645,862)	(496,290)
Options	(130,307)	119,262
Change in unrealized appreciation on investments	1,189,737	1,005,028

Net Realized and Unrealized (Loss) Gain on Investments	(586,432)	628,000

Net (Decrease) Increase in Net Assets Resulting from Operations	$(529,045)	$662,351

See Notes to Financial Statements

Tilson Funds

Statements of Changes in Net Assets
	Focus Fund
	April 30,	October 31,
For the six month period and fiscal year ended	2009 (a)	2008

Operations:
Net investment income (loss)	$57,387	$(57,905)
Net realized loss from investment transactions and foreign currency translations	(1,645,862)	(636,721)
Net realized loss from options	(130,307)	(1,312,417)
Change in unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	1,189,737	(6,187,128)
Net Decrease in Net Assets Resulting from Operations	(529,045)	(8,194,171)
Distributions to Shareholders: (note 5)
Net investment income	(64,595)	-
Net realized gain from investment transactions	-	(1,677,027)
Decrease in Net Assets Resulting from Distributions	(64,595)	(1,677,027)
Capital Share Transactions: (note 7)
Shares sold	460,816	2,061,484
Redemption fees	2,532	31,702
Reinvested dividends and distributions	61,247	1,581,753
Shares repurchased	(1,417,575)	(7,889,133)
Decrease from Capital Share Transactions	(892,980)	(4,214,194)
Net Decrease in Net Assets	(1,486,620)	(14,085,392)
Net Assets - Beginning of Period	10,009,856	24,095,248
Net Assets - End of Period	8,523,236	$10,009,856
Accumulated Net Investment Loss	$(7,208)	$-

	Dividend Fund
	April 30,	October 31,
For the six month period and fiscal year ended	2009 (a)	2008

Operations:
Net investment income (loss)	$34,351	$(31,559)
Net realized loss from investment transactions and foreign currency translations	(496,290)	(1,366,286)
Net realized gain from options	119,262	306,998
Change in unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	1,005,028	(1,269,390)
Net Increase (Decrease) in Net Assets Resulting from Operations	662,351	(2,360,237)
Distributions to Shareholders: (note 5)
Net investment income	(41,687)	-
Net realized gain from investment transactions	-	(1,256,548)
Decrease in Net Assets Resulting from Distributions	(41,687)	(1,256,548)
Capital Share Transactions: (note 7)
Shares sold	480,625	619,699
Redemption fees	126	3,958
Reinvested dividends and distributions	40,396	1,236,292
Shares repurchased	(390,416)	(1,879,717)
Increase (Decrease) from Capital Share Transactions	130,731	(19,768)
Net Increase (Decrease) in Net Assets	751,395	(3,636,553)
Net Assets - Beginning of Period	5,706,354	9,342,907
Net Assets - End of Period	$6,457,749	$5,706,354
Accumulated Net Investment Loss	$(7,336)	$-
(a) Unaudited.

See Notes to Financial Statements

Tilson Funds

Financial Highlights
	Focus Fund

For a share outstanding during the	April 30,		October 31,
six month period and fiscal years ended	2009 (b)		2008	2007	2006	2005 (a)

Net Asset Value, Beginning of Period	$7.19		$13.09	$12.61	$9.79	$10.00

Income from Investment Operations:
Net investment income (loss)	0.04		(0.04)	(0.08)	(0.09)	(0.06)
Net realized and unrealized (loss) gain on
securities and foreign currency translations	(0.30)		(4.95)	0.70	2.98	(0.15)

Total from Investment Operations	(0.26)		(4.99)	0.62	2.89	(0.21)

Less Distributions:
Dividends (from net investment income)	(0.05)		-	-	-	-
Distributions (from capital gains)	-		(0.93)	(0.16)	(0.08)	-

Total Distributions	(0.05)		(0.93)	(0.16)	(0.08)	-

Paid in Capital
Paid in capital (from redemption fees)	0.00	(c)	0.02	0.02	0.01	0.00	(c)

Total Paid in Capital	0.00	(c)	0.02	0.02	0.01	0.00	(c)

Net Asset Value, End of Period	$6.88		$7.19	$13.09	$12.61	$9.79

Total Return (e)	(3.54%)		(40.23%)	5.07%	29.74%	(2.10)%

Net Assets, End of Period (in thousands)	$8,523		$10,010	$24,095	$11,290	$6,274

Average Net Assets for the Period (in thousands)	$7,453		$15,830	$20,018	$8,663	$4,558

Ratios of:
Gross Expenses to Average Net Assets (f)	3.77%	(d)	2.23%	2.53%	3.47%	6.22%	(d)
Net Expenses to Average Net Assets (f)	1.59%	(d)	1.47%	1.98%	2.01%	1.95%	(d)
Net Investment Income (Loss) to Average Net Assets	1.55%	(d)	(0.37%)	(0.70%)	(0.97%)	(1.33%)	(d)

Portfolio Turnover Rate	101.67%		151.17%	172.24%	84.67%	79.96%

(a)				For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2005.
(b) Unaudited.
(c)				Actual amount is less than $0.01 per share.
(d) Annualized.
(e)				Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)				The expense ratios listed reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements (net expense ratio).

See Notes to Financial Statements						(Continued)

Tilson Funds

Financial Highlights
		Dividend Fund

For a share outstanding during the	April 30,		October 31,
six month period and fiscal years ended	2009 (b)		2008	2007	2006		2005 (a)

Net Asset Value, Beginning of Period	$7.64		$12.65	$12.61	$10.32		$10.00

Income from Investment Operations:
Net investment income (loss)	0.05		(0.04)	(0.01)	0.04		(0.01)
Net realized and unrealized gain (loss) on
securities and foreign currency translations	0.84		(3.19)	1.00	2.25		0.33

Total from Investment Operations	0.89		(3.23)	0.99	2.29		0.32

Less Distributions:
Dividends (from net investment income)	(0.06)		-	(0.02)	-		-
Distributions (from capital gains)	-		(1.79)	(0.94)	-		-

Total Distributions	(0.06)		(1.79)	(0.96)	-		-

Paid in Capital
Paid in capital (from redemption fees)	0.00	(c)	0.01	0.01	0.00	(c)	-

Total Paid in Capital	0.00	(c)	0.01	0.01	0.00	(c)	-

Net Asset Value, End of Period	$8.47		$7.64	$12.65	$12.61		$10.32

Total Return (e)	11.51%		(28.50%)	8.42%	22.19%		3.20%

Net Assets, End of Period (in thousands)	$6,458		$5,706	$9,343	$6,650		$3,835

Average Net Assets for the Period (in thousands)	$5,640		$7,263	$8,433	$5,238		$2,559

Ratios of:
Gross Expenses to Average Net Assets (f)	4.52%	(d)	3.87%	3.53%	4.54%		9.52%	(d)
Net Expenses to Average Net Assets (f)	1.95%	(d)	1.95%	1.95%	1.95%		1.95%	(d)
Net Investment Income (Loss) to Average Net Assets	1.23%	(d)	(0.43%)	0.02%	0.39%		(0.14)%	(d)

Portfolio Turnover Rate	86.06%		158.53%	124.31%	99.10%		31.13%

(a)					For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2005.
(b) Unaudited.
(c)	Actual amount is less than $0.01 per share.
(d) Annualized.
(e)					Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)					The expense ratios listed reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements (net expense ratio).

See Notes to Financial Statements

Tilson Funds

Notes to Financial Statements

(Unaudited)

_______________________________________________________________________

1.	Organization and Significant Accounting Policies

The Tilson Focus Fund and the Tilson Dividend Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of The Tilson Investment Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as non-diversified as defined in the 1940 Act.

The Tilson Focus Fund (the “Focus Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek long-term capital appreciation through investment in equity securities of companies that the Advisor believes are undervalued in the securities market.

The Tilson Dividend Fund (the “Dividend Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in common stocks of companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement

In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement on Accounting Standards No. 157, “Fair Value Measurement” (“SFAS 157”). SFAS 157 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

a.	Level 1: quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
c.	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

(Continued)

Tilson Funds

Notes to Financial Statements

(Unaudited)

_______________________________________________________________________

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets as of April 30, 2009:

Fund	Valuation Inputs	Investments In Securities
Focus Fund	Level 1	$ 7,552,163
	Level 2	488,562
	Level 3	280,560
Dividend Fund	Level 1	$ 6,183,755
	Level 2	452,258
	Level 3	-

The following is a reconciliation of Level 3 investments in securities noted above:

Fund	Description	Level 3 Reconciliation
Focus Fund	Balance, beginning of fiscal year	$ -
	Accrued discounts	9,380
	Realized gain (loss)	-
	Change in unrealized depreciation	(69,500)
	Net purchases	340,680
	Balance, end of fiscal year	$ 280,560

Option Valuation

Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual

(Continued)

Tilson Funds

Notes to Financial Statements

(Unaudited)

_______________________________________________________________________

basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Option Writing

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction). If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as the writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Expenses

The Funds bear expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Dividend Distributions

The Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Fees on Redemptions

The Funds charge a redemption fee of 2.00% of the amount redeemed on redemptions of Funds’ shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fees charged for the six month period ended April 30, 2009 were $2,532 and $126 for the Focus Fund and Dividend Fund, respectively.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. Transactions with Affiliates

Advisor (Both Funds)

The Funds pay a monthly advisory fee to T2 Partners Management L.P. (the “Advisor”) based upon the average daily net assets of each Fund. The Advisor has entered into contractual agreements (“Expense Limitation Agreement”) with the Funds under which it has agreed to reduce the amount of the investment advisory fee to be paid to the Advisor by the Funds for certain months and to assume other expenses of each of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than a specified percentage of the average daily assets of each Fund for the current fiscal year. There can be no assurance the Expense Limitation Agreement will continue in the future. The expense limitation

(Continued)

Tilson Funds

Notes to Financial Statements

(Unaudited)

_______________________________________________________________________

percentages for the six month period ended April 30, 2009 were 0.45% for each fund. During the period, expenses were reimbursed in the amounts of $79,969 and $71,797, for the Focus Fund and Dividend Fund, respectively.

Advisor (Focus Fund)

As full compensation for investment advisory services, the Advisor receives monthly compensation in the form of a Variable Advisory Fee. The fee is comprised of two component fees: (i) a fixed rate of 1.50% of the average daily net assets of the Focus Fund (“Fulcrum Fee”) and (ii) a performance incentive fee (“Performance Fee”).

The Fulcrum Fee is calculated by multiplying 1.50% by the average net assets of the Focus Fund for the fiscal year to date divided by the number of days in the year multiplied by the number of days in the calendar month. The Performance Fee is calculated by multiplying the “Performance Adjustment Rate” (as described below) by the average daily net assets of the Focus Fund over the Measuring Period. While the Performance Fee is calculated on the 12-month Measuring Period, it is pro-rated to a monthly payment to correspond with the Focus Fund’s monthly payment of the Variable Advisory Fee.

The Performance Adjustment Rate will vary with the Focus Fund’s performance as compared to the performance of the Dow Jones Wilshire 5000 Composite Total Return Index (full cap) (“Index”) as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from -0.45% to +0.45%. The Performance Adjustment Rate will be calculated at 4.50% of the cumulative difference between the performance of the Focus Fund and that of the Index over the Measuring Period, except that no performance adjustment will be paid if the cumulative difference between the Focus Fund’s performance and that of the Index is +/- 2.00%. The factor of 4.50% is derived from the fact that the Advisor will achieve the maximum / minimum Performance Adjustment Rate when the cumulative total return difference between the Focus Fund and the Index is +/- 10.00% over the Measuring Period (i.e., 0.45% divided by 10.00%=4.50%). The performance fees recouped by the Fund for under performance during the six month period ended April 30, 2009 were $12,779.

Advisor (Dividend Fund)

As full compensation for the investment advisory services provided to the Dividend Fund, the Advisor receives monthly compensation based on the Dividend Fund’s average daily net assets at the annual rate of 1.50%.

Sub-Advisor (Dividend Fund)

The Dividend Fund’s sub-advisor is Centaur Capital Partners, L.P., (“Sub-Advisor”). The Sub-Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees. The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Dividend Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

For its sub-advisory services to the Dividend Fund, the Sub-Advisor receives from the Advisor quarterly compensation based on the Dividend Fund’s average daily net assets at the rate of 0.75% less certain of the Advisor’s marketing and operating expenses, as agreed to between the Advisor and Sub-Advisor. The Sub-Advisor has also agreed to allow the Advisor to withhold from that compensation up to one-half of the Advisor’s expenses under the Expense Limitation Agreement as it relates to the Dividend Fund. The Dividend Fund does not pay a direct fee to the Sub-Advisor.

Administrator

The Funds pay a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of each Fund and calculated at the annual rates as shown in the schedule on the following page which is subject to a minimum of $2,000 per month per Fund. The Administrator also receives a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. A breakdown of these is provided in the schedule on the following page.

(Continued)

Tilson Funds

Notes to Financial Statements

(Unaudited)

_______________________________________________________________________

	Administration Fees (1)	Custody fees (1)			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
	Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
Both Funds	First $50 million	0.175%	First $100 million	0.020%	$2,250	0.01%	$150 per state
	Next $50 million	0.150%	Over $100 million	0.009%
	Next $50 million	0.125%
	Next $50 million	0.100%
	Over $200 million	0.075%

(1) Minimum monthly fees of $2,000 and $400 for Administration and Custody fees, respectively.

Compliance Services

The Nottingham Compliance Services, LLC, a fully owned affiliate of The Nottingham Company, provides services which assists the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the Securities and Exchange Commission. It receives compensation for this service at an annual rate of $7,750 per Fund.

Transfer Agent

North Carolina Shareholder Services, LLC (“Transfer Agent”) serves as transfer, divided paying, and shareholder servicing agent for the Funds. It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month per Fund.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

3.	Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the six month period ended April 30, 2009. Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Focus Fund	$7,604,706	$7,078,187	$ -	$ -
Dividend Fund	5,328,105	4,467,189	-	-

4.	Options Written

As of April 30, 2009, portfolio securities valued at $1,259,125 were held in escrow by the custodian to cover call options written by the Dividend Fund.

Option Contracts Written for the six month period ended April 30, 2009 (Dividend Fund only).	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Period	758	$ 73,909
Options written	2,314	444,094
Options closed	(1,979)	(327,067)
Options exercised	-	-
Options expired	-	-
Options Outstanding, End of Period	1,093	$ 190,936

(Continued)

Tilson Funds

Notes to Financial Statements

(Unaudited)

_______________________________________________________________________

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the tax positions in the open tax years of 2006, 2007, and 2008 and determined that the implementation of Financial Accounting Standards Board Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations. As of and during the period ended April 30, 2009, the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Distributions during the fiscal year and period ended were characterized for tax purposes as follows:

		Distributions from
Fund	For the six month period or fiscal year ended	Ordinary Income	Long-Term Capital Gains
Focus Fund	04/30/2009	$ 64,595	$ -
	10/31/2008 (a)	451,359	1,225,668
	10/31/2007 (a)	124,863	38,557
Dividend Fund	04/30/2009	$ 41,687	$ -
	10/31/2008 (a)	585,919	670,629
	10/31/2007 (a)	409,881	113,475

(a) Audited.

Below represents the tax-basis cost of investments for federal income tax purposes at April 30, 2009:

	Focus Fund	Dividend Fund
Cost of investments	$11,847,623	$6,885,215

Unrealized Appreciation	$1,088,544	$511,541
Unrealized Depreciation	(4,614,882)	(760,701)
Net Unrealized Appreciation (Depreciation)	$(3,526,338)	$(249,160)

6.	Commitments and Contingencies

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds entered into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect that risk of loss to be remote.

(Continued)

Tilson Funds

Notes to Financial Statements

(Unaudited)

_______________________________________________________________________

7.	Capital Share Transactions

For the six month period and fiscal year ended	Focus Fund
	April 30, 2009	October 31, 2008 (a)
Transactions in Capital Shares
Shares sold	79,003	213,864
Reinvested distributions	11,095	149,363
Shares repurchased	(243,136)	(811,671)
Net (Decrease) Increase in Capital Shares	(153,038)	(448,444)
Shares Outstanding, Beginning of Period	1,392,728	1,841,172
Shares Outstanding, End of Period	1,239,690	1,392,728

For the six month period and fiscal year ended	Dividend Fund
	April 30, 2009	October 31, 2008 (a)
Transactions in Capital Shares	62,040	61,504
Shares sold
Reinvested distributions	5,179	126,669
Shares repurchased	(51,192)	(180,204)
Net Increase in Capital Shares	16,027	7,969
Shares Outstanding, Beginning of Period	746,428	738,459
Shares Outstanding, End of Period	762,455	746,428

(a) Audited.

Tilson Funds

Additional Information

(Unaudited)

_______________________________________________________________________

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included in Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-800-773-3863 and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the fund at 1-800-773-3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

3.          Approval of Advisory Agreement During the Period

The Advisor supervises the investments of the Funds pursuant to an Investment Advisory Agreement. The Sub-Advisor assists the Advisor in supervising the Tilson Dividend Fund’s investments pursuant to an Investment Sub-Advisory Agreement. At the annual meeting of the Funds’ Board of Trustees on December 16, 2008, the Trustees unanimously approved the renewal of the Investment Advisory Agreement and Investment Sub-Advisory Agreement for another year.

In considering whether to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Funds and the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation, a copy of the Investment Advisory Agreement for the Funds; a memorandum containing information about the Advisor, its business, its finances, its personnel, and its services to the Funds, as well as comparative information for other mutual funds with strategies similar to the Funds; and a memorandum from Kilpatrick Stockton LLP (counsel to the Funds) that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving investment advisory agreements, including the types of information and factors that should be considered in order to make an informed decision (“Memorandum from Counsel”).

The following discussion was held concerning each material factor considered:

(i)

In considering the nature, extent, and quality of the services provided by the Advisor to the Funds, the Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow the Funds’ assets, and assist in the distribution of Fund shares. The Trustees noted that the president and principal executive officer and the vice-president, treasurer, principal financial officer, and chief compliance officer of the Funds were employees of the Advisor and serve without additional compensation from the Funds. After reviewing the foregoing information and further information

(Continued)

Tilson Funds

Additional Information

(Unaudited)

_______________________________________________________________________

in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, the Advisor’s compliance programs, and the Advisor’s Form ADV), the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

(ii)

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and applicable peer group data (e.g., Bloomberg peer group averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. After reviewing the short and long-term investment performance of the Funds, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Funds and the Advisor was satisfactory.

(iii)

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds, including any benefits derived or to be derived by the Advisor from the relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance policies and procedures; the financial condition of the Advisor; the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset level of each Fund; and the overall expenses of each Fund, including certain prior fee waivers and reimbursements by the Advisor on behalf of the Funds and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm. The Trustees reviewed the Funds’ Expense Limitation Agreement in detail, including the nature and scope of the cost allocation for such fees. The Trustees also considered potential benefits for the Advisor in managing the Funds, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Funds, and the potential for the Advisor to generate soft dollars from certain of the Funds’ trades that may benefit the Advisor’s other clients as well. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. With respect to each Fund, the Trustees determined that while the management fee and net expense ratio were higher than the comparable funds and the peer group average, each Fund was much smaller than the peer group average. Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Funds were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

(iv)

In considering the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an Expense Limitation Agreement. The Trustees noted that, while the management fees remained the same at all asset levels, the Funds’ shareholders had experienced benefits from the Funds’ Expense Limitation Agreement and would benefit from economies of scale under the Funds’ agreements with service providers other than the Advisor. Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Funds’ fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that the Expense Limitation Agreement provided potential savings for the benefit of the Funds’ investors.

(v)

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees considered the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the anticipated portfolio turnover rate for the Funds; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

(Continued)

Tilson Funds

Additional Information

(Unaudited)

_______________________________________________________________________

(vi)

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board, including a majority of the Trust’s independent trustees, approved the renewal of the Investment Advisory Agreement.

In considering whether to approve the renewal of the Sub-Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Sub-Advisor; (ii) the investment performance of the Tilson Dividend Fund and the Sub-Advisor; (iii) the costs of the services to be provided and profits to be realized by the Sub-Advisor and its affiliates from the relationship with the Tilson Dividend Fund; (iv) the extent to which economies of scale would be realized as the Tilson Dividend Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Tilson Dividend Fund’s investors; (v) the Sub-Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Sub-Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation, a copy of the Investment Sub-Advisory Agreement for the Tilson Dividend Fund; a memorandum containing information about the Sub-Advisor, its business, its finances, its personnel, and its services to the Tilson Dividend Fund, as well as comparative information for other mutual funds with strategies similar to the Tilson Dividend Fund; and the Memorandum from Counsel. The following discussion was held concerning each material factor considered:

(i)

In considering the nature, extent, and quality of the services provided by the Sub-Advisor to the Tilson Dividend Fund, the Trustees reviewed the services being provided by the Sub-Advisor to the Tilson Dividend Fund including, without limitation, the quality of its investment advisory services since the Tilson Dividend Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Tilson Dividend Fund’s investment objectives and limitations; its coordination of services for the Tilson Dividend Fund among the Tilson Dividend Fund’s service providers; and its efforts to promote the Tilson Dividend Fund, grow the Tilson Dividend Fund’s assets, and assist in the distribution of Tilson Dividend Fund shares. After reviewing the foregoing information and further information in the memorandum from the Sub-Advisor (e.g., the Sub-Advisor’s Form ADV and descriptions of the Sub-Advisor’s business and compliance programs), the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Sub-Advisor were satisfactory and adequate for the Tilson Dividend Fund.

(ii)

In considering the investment performance of the Tilson Dividend Fund and the Sub-Advisor, the Trustees compared the short and long-term performance of the Tilson Dividend Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and comparable peer group indices (e.g., Bloomberg peer group averages). The Trustees also considered the consistency of the Sub-Advisor’s management of the Tilson Dividend Fund with its investment objective and policies. After reviewing the short and long-term investment performance of the Tilson Dividend Fund, the Sub-Advisor’s experience managing the Tilson Dividend Fund and other advisory accounts, the Sub-Advisor’s historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Tilson Dividend Fund and the Sub-Advisor were satisfactory.

(iii)

In considering the costs of the services to be provided and profits to be realized by the Sub-Advisor and its affiliates from the relationship with the Tilson Dividend Fund, the Trustees considered the Sub-Advisor’s staffing, personnel, and methods of operating; the education and experience of the Sub-Advisor’s personnel; the Sub-Advisor’s compliance policies and procedures; the financial condition of the Sub-Advisor; the level of commitment

(Continued)

Tilson Funds

Additional Information

(Unaudited)

_______________________________________________________________________

to the Tilson Dividend Fund by the Sub-Advisor and its principals; the asset level of the Tilson Dividend Fund; and the overall expenses of the Tilson Dividend Fund, including the nature and frequency of sub-advisory fee payments. The Trustees reviewed the financial statements for the Sub-Advisor and discussed the financial stability and profitability of the firm. The Trustees considered potential benefits for the Sub-Advisor in managing the Tilson Dividend Fund, including promotion of the Sub-Advisor’s name, the ability for the Sub-Advisor to place small accounts into the Tilson Dividend Fund, and the potential for the Sub-Advisor to generate soft dollars from certain of the Tilson Dividend Fund’s trades that may benefit the Sub-Advisor’s other clients as well. The Trustees also reviewed the fees paid to the Sub-Advisor under the Investment Sub-Advisory Agreement and noted that the Advisor paid the Sub-Advisor. The Trustees then compared the fees and expenses of the Tilson Dividend Fund (including the management fee) to other funds comparable the Tilson Dividend Fund in terms of the type of fund, the style of investment management, the size of the fund, and the nature of its investment strategy, among other factors. With respect to the Tilson Dividend Fund, the Trustees determined that while the management fee and net expense ratio were higher than the comparable funds and the peer group average, the size of the Tilson Dividend Fund was much smaller than the peer group average. Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Sub-Advisor were fair and reasonable in relation to the nature and quality of the services to be provided by the Sub-Advisor.

(iv)

In considering the extent to which economies of scale would be realized as the Tilson Dividend Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Tilson Dividend Fund’s investors, the Trustees considered the fee arrangements between the Advisor and the Sub-Advisor. The Trustees noted that, while the investment sub-advisor fee remained the same at all asset levels, the Advisor was responsible for paying the Sub-Advisor under the Investment Sub-Advisory Agreement and the Tilson Dividend Fund would receive the benefits of the sub-advisory agreement at no additional cost. Following further discussion, the Board of Trustees determined that the Advisor’s fee arrangements with the Sub-Advisor were reasonable.

(v)

In considering the Sub-Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Sub-Advisor’s standards, and performance in utilizing those standards, for seeking best execution for the Tilson Dividend Fund’s portfolio transactions. The Trustees also considered the anticipated portfolio turnover rate for the Tilson Dividend Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Sub-Advisor. After further review and discussion, the Board of Trustees determined that the Sub-Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

(vi)

In considering the Sub-Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Tilson Dividend Fund; the basis of decisions to buy or sell securities for the Tilson Dividend Fund and/or the Sub-Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Sub-Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Sub-Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board, including a majority of the Trust’s independent trustees, approved the renewal of the Investment Sub-Advisory Agreement.

The Tilson Mutual

Funds are a series of the

Tilson Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

Shareholder Services 116 South Franklin Street Post Office Drawer 4365 Rocky Mount, North Carolina 27803	T2 Partners Management LP 145 East 57th Street, 10th Floor New York, New York 10022

Toll-Free Telephone:	Toll-Free Telephone:

1-888-4TILSON, 1-888-484-5766	1-888-4TILSON, 1-888-484-5766

World Wide Web @:	World Wide Web @:

ncfunds.com	tilsonmutualfunds.com

Item 2.    CODE OF ETHICS.

Not applicable.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None

Item 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	EXHIBITS.
(a)(1)	Not applicable.
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)       Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tilson Investment Trust

By: (Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson Trustee, President, and Principal Executive Officer

Date: June 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson Trustee, President, and Principal Executive Officer Tilson Investment Trust

Date: June 30, 2009

By: (Signature and Title)	/s/ Glenn H. Tongue
Glenn H. Tongue Vice President, Treasurer, and Principal Financial Officer Tilson Investment Trust

Date: June 30, 2009